UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21960

TENNENBAUM OPPORTUNITIES FUND V, LLC
(Exact Name of Registrant as Specified in Charter)

2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA 90405
(Address of Principal Executive Offices) (Zip Code)

ELIZABETH GREENWOOD, SECRETARY
TENNENBAUM OPPORTUNITIES FUND V, LLC
2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA 90405
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (310) 566-1000

Copies to:
RICHARD T. PRINS, ESQ.
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
FOUR TIMES SQUARE
NEW YORK, NEW YORK 10036

Date of fiscal year end: DECEMBER 31, 2016

Date of reporting period: DECEMBER 31, 2016

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Shareholder Report

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

December 31, 2016

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Annual Report

December 31, 2016

Tennenbaum Opportunities Fund V, LLC (the “Company”) files a schedule of its investment in Tennenbaum Opportunities Partners V, LP (the “Partnership”) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Investments listed in the Consolidated Schedule of Investments are held by the Partnership, which also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of the Company and the Partnership are available on the SEC’s website at http://www.sec.gov. The Forms N-Q of the Company and the Partnership may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the proxy voting guidelines of the Company and the Partnership and information regarding how the Company and the Partnership voted proxies relating to portfolio investments during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the advisor of the Company and the Partnership, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Portfolio Asset Allocation (Unaudited)

December 31, 2016

Percent of Cash
Industry	and Investments
Amusement and Recreation	21.2%
Other Manufacturing	13.9%
Wired Telecommunications Carriers	11.5%
Restaurants	9.7%
Pharmaceuticals	8.8%
Coal Mining	7.7%
Financial Investment Activities	7.0%
Oil and Gas Extraction	3.7%
Motion Picture and Video Industries	2.6%
Cable and Other Subscription Programming	2.4%
Shipping	2.4%
Electronic Component Manufacturing	2.3%
Radio and Television Broadcasting	1.8%
Other Publishing	1.6%
Electric Power Generation, Transmission and Distribution	1.5%
Business Support Services	0.7%
Air Transportation	0.5%
Metal and Mineral Mining	0.0%
Other Investment Pools and Funds	0.0%
Retail	0.0%
Cash and Cash Equivalents	0.7%
Total	100.0%

2

Deloitte & Touche LLP 555 West 5th Street Suite 2700 Los Angeles, CA 90013-1010 USA Tel: +1 213 688 0800 Fax: +1 213 688 0100 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Tennenbaum Opportunities Fund V, LLC

Los Angeles, California

We have audited the accompanying consolidated statement of assets and liabilities of Tennenbaum Opportunities Fund V, LLC (the "Company"), including the consolidated schedule of investments, as of December 31, 2016, the related consolidated statements of operations and cash flows for the year then ended, and consolidated statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements referred to above present fairly, in all material respects, the financial position of Tennenbaum Opportunities Fund V, LLC as of December 31, 2016, the results of its operations and its cash flows for the year then ended, and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

March 1, 2017

3

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities

December 31, 2016

Assets
Investments, at fair value:
Companies less than 5% owned (cost $183,281,532)	$198,463,456
Companies 5% to 25% owned (cost $223,188,612)	181,448,275
Companies more than 25% owned (cost $132,603,973)	117,940,827
Total investments (cost $539,074,117)	497,852,558

Cash and cash equivalents	3,538,038
Accrued interest income:
Companies less than 5% owned	3,894,954
Companies 5% to 25% owned	315,309
Companies more than 25% owned	1,518,650
Receivable for investment sold	4,467,955
Foreign currency options at fair value (cost $369,185)	4,284,392
Unrealized appreciation on foreign currency forward exchange contracts	546,932
Deferred debt issuance costs	212,423
Prepaid expenses and other assets	244,703
Total assets	516,875,914

Liabilities
Credit facility payable	25,310,200
Equity placement costs payable	543,163
Payable to the Investment Manager	171,724
Interest payable	165,908
Management and advisory fees payable	70,810
Accrued expenses and other liabilities	1,048,028
Total liabilities	27,309,833

Net assets applicable to common shareholders	$489,566,081

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; unlimited shares authorized, 77,819.708 shares issued and outstanding	$78
Paid-in capital in excess of par	838,569,336
Accumulated net investment income	7,519,508
Accumulated net realized loss	(319,806,028)
Accumulated net unrealized depreciation	(36,716,813)
Net assets applicable to common shareholders	$489,566,081

Common stock, NAV per share	$6,291.03

See accompanying notes to the consolidated financial statements.

4

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Schedule of Investments

December 31, 2016

Issuer	Instrument	Ref	Floor	Spread	Maturity	Principal	Fair Value	% of Cash and Investments	Notes

Debt Investments (A)
Amusement and Recreation
Harrah's Operating Company, Inc.	Second Priority Secured Notes	Fixed	-	10.00%	12/15/2018	$80,839,000	$58,170,370	11.60%	C
Coal Mining
Eagle Coal Company, Inc.	First Lien Term Loan	Fixed	-	13.00% Cash +2.00% PIK	9/21/2017	$18,508,479	13,326,105	2.66%	C
Oxford Mining Company, LLC	First Lien Delayed Draw Term Loan	LIBOR (Q)	0.75%	8.50% Cash + 3.00% PIK	12/31/2018	$25,147,713	24,921,384	4.97%
							38,247,489	7.63%

Electric Power Generation, Transmission and Distribution
Longview Intermediate Holdings C, LLC	Sr Secured Notes	Fixed	-	12.00% PIK	10/12/2021	$723,672	701,962	0.14%

Electronic Component Manufacturing
Soraa, Inc.	Sr Secured Tranche A Term Loan (3.0% Exit Fee)	LIBOR (M)	0.44%	9.33%	3/1/2018	$10,444,198	10,314,168	2.06%
Soraa, Inc.	Sr Secured Tranche B Term Loan	LIBOR (M)	0.44%	9.33%	9/1/2017	$1,069,186	1,042,136	0.21%
							11,356,304	2.27%

Financial Investment Activities
Magnolia Finance V plc (Cayman Islands)	Asset-Backed Credit Linked Notes	Fixed	-	13.13%	8/2/2021	$35,000,000	34,986,000	6.98%	E

Motion Picture and Video Industries
NEG Holdings, LLC (CORE Entertainment)	First Lien Term Loan	LIBOR (Q)	1.00%	8.00% PIK	10/17/2022	$4,068,079	3,905,196	0.78%	B

Oil and Gas Extraction
Linc Energy Finance (USA), Inc.	First Lien Notes	Fixed	-	9.63%	10/31/2017	$8,380,000	1,801,700	0.36%	C/E
Malamute Energy, Inc.	Delayed Draw Term Loan	Fixed	-	1.50% PIK	11/14/2022	$90,661	90,661	0.02%
Sunshine Oilsands Ltd. (Canada)	Sr Secured Notes	Fixed	-	10.00%	8/1/2017	$28,616,000	16,740,360	3.34%	E
							18,632,721	3.72%

Other Manufacturing
AGY Holding Corp.	Second Lien Notes	Fixed	-	11.00%	11/15/2018	$32,444,500	32,444,500	6.47%	E/F
AGY Holding Corp.	Sr Secured Term Loan	Fixed	-	12.00%	9/15/2018	$17,046,935	17,046,935	3.40%	F
AGY Holding Corp.	Sr Secured Delayed Draw Term Loan	Fixed	-	12.00%	9/15/2018	$3,672,749	3,672,749	0.73%	F
Boomerang Tube, LLC	Subordinated Notes	LIBOR (M)	-	17.50%	2/1/2021	$3,425,773	356,280	0.07%	C
							53,520,464	10.67%

Pharmaceuticals
Novasep Holding SAS (France)	First Lien Notes	Fixed	-	5.00% Cash +3.00% PIK	5/31/2019	$23,111,008	24,305,847	4.85%	B/D/E
Radio and Television Broadcasting
Fuse, LLC	Sr Secured Notes	Fixed	-	10.38%	7/1/2019	$15,000,000	9,100,005	1.81%	E

5

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Schedule of Investments (Continued)

December 31, 2016

Issuer	Instrument	Ref	Floor	Spread	Maturity	Principal or Shares	Fair Value	% of Cash and Investments	Notes

Debt Investments (continued)
Restaurants
RM OpCo, LLC (Real Mex)	Convertible Second Lien Term Loan Tranche B-1	Fixed	-	8.50%	3/30/2018	$5,474,079	$5,474,079	1.09%	F
RM OpCo, LLC (Real Mex)	First Lien Term Loan Tranche A	Fixed	-	7.00%	3/30/2018	$13,721,404	13,721,404	2.74%	F
RM OpCo, LLC (Real Mex)	Second Lien Term Loan Tranche B	Fixed	-	8.50%	3/30/2018	$27,275,437	8,886,338	1.77%	F
RM OpCo, LLC (Real Mex)	Second Lien Term Loan Tranche B-1	Fixed	-	8.50%	3/30/2018	$8,589,972	8,589,972	1.71%	F
RM OpCo, LLC (Real Mex)	Sr Convertible Second Lien Term Loan B	Fixed	-	8.50%	3/30/2018	$11,975,228	11,975,228	2.39%	F
							48,647,021	9.70%

Total Debt Investments (Cost $284,635,842)							301,573,379	60.15%

Equity Securities
Air Transportation
Epic Aero, Inc. (One Sky)	Warrants to Purchase Common Stock					2,329	2,413,226	0.48%	C/E

Amusement and Recreation
TOPV New World Holdings, LLC (Gateway Casinos) (Canada)	Membership Interests					6,843,047	48,107,991	9.60%	B/C/E

Business Support Services
Findly Talent, LLC	Membership Units					1,993,022	402,790	0.08%	C/E
STG-Fairway Holdings, LLC (First Advantage)	Class A Units					2,368,001	3,130,261	0.62%	C/E
							3,533,051	0.70%

Cable and Other Subscription Programming
Primacom Finance (Lux) S.A. (Finance) (Luxembourg)	Common Equity					10,442,055	12,010,914	2.40%	B/C/D/E

Coal Mining
Eagle Coal Company, Inc.	Warrants to Purchase Common Stock					675,841	68	-	C/E
Oxford Resources Partners, LP	Warrants to Purchase Common Units					59,790	353,955	0.07%	C/E
							354,023	0.07%

Electric Power Generation, Transmission and Distribution
Longview Intermediate Holdings C, LLC	Common Stock					1,329,871	6,230,978	1.24%	C/E
Longview Intermediate Holdings C, LLC	Warrants to Purchase Common Shares					107,835	505,250	0.10%	C/E
							6,736,228	1.34%

Electronic Component Manufacturing
Soraa, Inc.	Warrants to Purchase Common Stock					2,047,907	3,481	-	C/E
TPG Hattrick Holdco, LLC (Isola)	Common Units					1,935,857	19,358	-	C/E
							22,839	-

6

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Schedule of Investments (Continued)

December 31, 2016

Issuer	Instrument	Ref	Floor	Spread	Maturity	Shares	Fair Value	% of Cash and Investments	Notes

Equity Securities (continued)
Financial Investment Activities
Marsico Holdings, LLC	Common Interest Units					474,738	$4,747	-	C/E

Metal and Mineral Mining
Neo Cayman Holdings, Ltd.	Common Stock					25,732	257	-	C/E
Secure Natural Resources, LLC	Common Stock					74,658	746	-	C/E
							1,003	-

Motion Picture and Video Industries
NEG Parent, LLC (CORE Entertainment)	Class A Units					3,328,489	3,635,914	0.73%	B/C/E
NEG Parent, LLC (CORE Entertainment)	Class P Units					4,327,035	4,364,866	0.87%	B/C/E
NEG Parent, LLC (CORE Entertainment)	Class A Warrants to Purchase Class A Units					966,336	551,813	0.11%	B/C/E
NEG Parent, LLC (CORE Entertainment)	Class B Warrants to Purchase Class A Units					975,922	557,287	0.11%	B/C/E
							9,109,880	1.82%

Oil and Gas Extraction
Woodbine Intermediate Holdings, LLC	Membership Units					576	-	-	C/E/F

Other Investment Pools and Funds
TCP Delos Cayman Holdings (Beverly Shipping) (Cayman Islands)	Partnership Interest					551,799	58	-	C/D/E/F

Other Manufacturing
AGY Holding Corp.	Common Stock					4,668,162	467	-	C/E/F
Boomerang Tube Holdings, Inc.	Common Stock					80,724	8	-	C/E
KAGY Holding Company, Inc.	Series A Preferred Stock					34,229	16,128,591	3.22%	C/E/F
							16,129,066	3.22%

Other Publishing
HW Holdco, LLC	Class A Common Interest					868,872	7,779,793	1.55%	C/E
HW Holdco, LLC	Preferred Interest					1,693	15,158	-	E
TBC Holdings I, Inc.	Common Stock					2,967	74,768	0.02%	C/E
							7,869,719	1.57%

Pharmaceuticals
Novasep Holding S.A.S. (France)	Warrants to Purchase Common Shares					7,344,600	4,827,697	0.96%	B/C/D/E
NVHL S.A. (Novasep) (Luxembourg)	Common Shares					5,165,180	15,249,871	3.04%	B/C/D/E
							20,077,568	4.00%

Radio and Television Broadcasting
Fuse Media, LLC	Warrants to Purchase Common Stock					786,791	79	-	C/E
SCG Financial Acquisition Corp.	Common Stock					96,974	69,375	0.01%	C
							69,454	0.01%

7

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Schedule of Investments (Continued)

December 31, 2016

								% of
								Cash and
Issuer	Instrument	Ref	Floor	Spread	Maturity	Shares	Fair Value	Investments	Notes

Equity Securities (continued)
Restaurants
RM Holdco, LLC (Real Mex)	Equity Participation					76	$-	-	C/E/F
RM Holdco, LLC (Real Mex)	Membership Units					42,552,000	-	-	C/E/F
							-	-

Retail
Shop Holding, LLC (Connexity)	Class A Units					1,427,232	143	-	C/E

Shipping
Blue Wall Shipping Limited (Marshall Islands)	Common Stock					1,339,286	3,730,447	0.74%	B/C/E
Blue Wall Shipping Limited (Marshall Islands)	Preferred Stock					1,429	1,467,260	0.29%	B/C/E
Delta Blue Shipping Limited (Marshall Islands)	Common Stock					4,317,273	-	-	B/C/E
Euroseas Ltd. (Marshall Islands)	Common Stock					608,257	1,027,954	0.21%	B/C
Tanker Investments Ltd. (Marshall Islands)	Common Stock					1,446,694	6,027,506	1.20%	B/C
TCP KC, LLC (Marshall Islands)	Membership Units					5,055,311	506	-	C/E/F
							12,253,673	2.44%

Wired Telecommunications Carriers
Integra Telecom, Inc.	Common Stock					10,080,250	51,677,410	10.31%	B/C/E
Integra Telecom, Inc.	Warrants					3,018,747	302	-	B/C/E
V Telecom Investment S.C.A. (Vivacom) (Luxembourg)	Common Shares					3,741	5,907,884	1.18%	C/D/E
							57,585,596	11.49%

Total Equity Securities (Cost $254,438,275)							196,279,179	39.14%

Total Investments (Cost $539,074,117)							$497,852,558	99.29%	G

Cash and Cash Equivalents
Cash Held on Account at Various Institutions							$3,395,766	0.68%
Cash Denominated in Foreign Currency							142,272	0.03%
Total Cash and Cash Equivalents							3,538,038	0.71%

Total Cash and Investments							$501,390,596	100.00%

8

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Schedule of Investments (Continued)

December 31, 2016

Notes to Consolidated Schedule of Investments:

(A)	Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(B)	Non-controlled affiliate – as defined under the Investment Company Act of 1940 (ownership of between 5% and 25% of the outstanding voting securities of this issuer).

(C)	Non-income producing security.

(D)	Principal amount or shares denominated in foreign currency. Cost and fair value converted to U.S. dollars.

(E)	Restricted security – See Note 2, Summary of Significant Accounting Policies.

(F)	Controlled issuer – as defined under the Investment Company Act of 1940 (ownership of more than 25% of the outstanding voting securities of this issuer). Investment is not more than 50% owned nor deemed to be a significant subsidiary. See Schedule of Changes in Investment in Affiliates.

(G)	Includes investments with an aggregate fair value of $58,170,370 that have been segregated to collateralize certain unfunded commitments.

LIBOR resets monthly (M) or quarterly (Q).

Aggregate acquisitions and aggregate dispositions of investments, other than government securities, totaled $37,515,250 and $271,428,691, respectively, for the year ended December 31, 2016. Aggregate acquisitions includes investment assets received as payment in kind. Aggregate dispositions includes principal paydowns on and maturities of debt investments. The total value of restricted securities and bank debt as of December 31, 2016 was $432,557,353 or 86.3% of total cash and investments of the Company.

Derivative instruments at December 31, 2016 were as follows:

	Notional
Instruments	Amount		Fair Value

Buy EUR vs. USD Put Option at a strike rate of 1.1626 expiring September 1, 2017		€8,000,000	$818,237
Sell EUR vs. USD Call Option at a strike rate of 1.2150 expiring September 1, 2017		€8,000,000	$(22,401)
Buy EUR vs. USD Put Option at a strike rate of 1.0975 expiring September 1, 2017		€5,000,000	$266,953
Sell EUR vs. USD Call Option at a strike rate of 1.1525 expiring September 1, 2017		€5,000,000	$(43,855)
Buy EUR vs. USD Put Option at a strike rate of 1.1375 expiring March 30, 2018		€12,500,000	$1,035,297
Sell EUR vs. USD Call Option at a strike rate of 1.2050 expiring March 30, 2018		€12,500,000	$(144,962)
Buy CAD vs. USD Put Option at a strike rate of 1.2900 expiring April 19, 2018	CAD	60,000,000	$2,842,829
Sell CAD vs. USD Put Option at a strike rate of 1.6000 expiring April 19, 2018	CAD	60,000,000	$(249,766)
Sell CAD vs. USD Call Option at a strike rate of 1.1500 expiring April 19, 2018	CAD	60,000,000	$(217,940)
Foreign Currency Forward Exchange Contract, sell EUR vs. USD at 1.0819 for settlement on September 1, 2017		€8,000,000	$119,444
Foreign Currency Forward Exchange Contract, sell EUR vs. USD at 1.1206 for settlement on September 1, 2017		€8,000,000	$427,488

			$4,831,324

See accompanying notes to the consolidated financial statements.

9

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Statement of Operations

Year Ended December 31, 2016

Investment income
Interest income:
Companies less than 5% owned	$27,727,889
Companies 5% to 25% owned	2,573,641
Companies more than 25% owned	10,928,106
Dividend income:
Companies less than 5% owned	912
Companies 5% to 25% owned	52,294,693
Companies more than 25% owned	2,808,504
Lease income:
Companies more than 25% owned	1,077,324
Other income:
Companies 5% to 25% owned	72,808
Total investment income	97,483,877

Operating expenses
Management and advisory fees	9,684,041
Interest expense	1,509,379
Legal fees, professional fees and due diligence expenses	1,269,564
Amortization of deferred debt issuance costs	703,421
Commitment fees	313,823
Director fees	199,417
Insurance expense	150,701
Custody fees	117,553
Other operating expenses	98,101
Total operating expenses	14,046,000

Net investment income	83,437,877

Net realized and unrealized gain (loss)
Net realized gain (loss) from:
Investments in companies less than 5% owned	(231,301,427)
Investments in companies 5% to 25% owned	56,263,810
Investments in companies more than 25% owned	3,933,278
Foreign currency transactions	(10,611,072)
Net realized loss	(181,715,411)

Net change in unrealized appreciation/depreciation on:
Investments	129,703,590
Foreign currency	8,899,114
Net change in unrealized appreciation/depreciation	138,602,704

Net realized and unrealized loss	(43,112,707)

Dividends paid on Series A preferred equity facility	(281,653)
Net change in accumulated dividends on Series A preferred equity facility	205,026

Net increase in net assets applicable to common shareholders resulting from operations	$40,248,543

See accompanying notes to the consolidated financial statements.

10

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015

Net assets applicable to common shareholders, beginning of year	$634,317,538	$643,433,280

Net investment income	83,437,877	30,949,248
Net realized loss	(181,715,411)	(8,126,911)
Net change in unrealized appreciation/depreciation	138,602,704	41,367,564
Gain on retirement of Series A preferred interests	-	334,010
Dividends paid on Series A preferred equity facility from net investment income	(281,653)	(2,677,668)
Net change in accumulated dividends on Series A preferred equity facility	205,026	677,583
Dividends paid to Series Z preferred shareholders from net investment income	-	(18,166)
Net change in reserve for dividends to Series Z preferred shareholders	-	861
Net increase in net assets applicable to common shareholders resulting from operations	40,248,543	62,506,521

Distributions to common shareholders from:
Net investment income	(83,000,000)	(14,137,530)
Returns of capital	(102,000,000)	(53,862,470)
Total distributions to common shareholders	(185,000,000)	(68,000,000)

Repurchase of common shares	-	(3,622,263)

Net assets applicable to common shareholders, end of year (including accumulated net investment income of $7,519,508 and $7,158,258, respectively)	$489,566,081	$634,317,538

See accompanying notes to the consolidated financial statements.

11

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Statement of Cash Flows

Year Ended December 31, 2016

Operating activities
Net increase in net assets applicable to common shareholders resulting from operations	$40,248,543
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized loss	181,715,411
Net change in unrealized appreciation/depreciation	(138,448,599)
Dividends paid on Series A preferred equity facility	281,653
Net change in accumulated dividends on Series A preferred equity facility	(205,026)
Interest income paid in kind	(6,853,147)
Net amortization of investment discounts and premiums	(6,885,453)
Amortization of deferred debt issuance costs	703,421
Changes in assets and liabilities:
Purchases of investments	(30,662,103)
Proceeds from sales, maturities and paydowns of investments	271,428,691
Increase in accrued interest income - companies less than 5% owned	(143,533)
Decrease in accrued interest income - companies 5% to 25% owned	233,449
Increase in accrued interest income - companies more than 25% owned	(1,116,662)
Increase in receivable for investment sold	(4,467,955)
Decrease in prepaid expenses and other assets	175,974
Decrease in interest payable	(135,981)
Decrease in payable to the Investment Manager	(164,655)
Increase in management and advisory fees payable	70,810
Decrease in accrued expenses and other liabilities	(1,397,334)
Net cash provided by operating activities	304,377,504

Financing activities
Proceeds from draws on credit facility	76,885,700
Principal repayments on credit facility	(123,671,325)
Dividends paid on preferred equity facility	(281,653)
Repurchase of preferred equity facility interests	(81,271,574)
Payment for debt issuance costs	(415,000)
Distributions to common shareholders	(185,000,000)
Net cash used in financing activities	(313,753,852)

Net decrease in cash and cash equivalents	(9,376,348)
Cash and cash equivalents at beginning of year	12,914,386
Cash and cash equivalents at end of year	$3,538,038

Supplemental disclosure:
Interest payments	$1,645,360

See accompanying notes to the consolidated financial statements.

12

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements

December 31, 2016

1. Organization and Nature of Operations

Tennenbaum Opportunities Fund V, LLC (the “Company”), a Delaware Limited Liability Company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Company initially elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes. As a RIC, the Company satisfied applicable distribution and other requirements that precluded any imposition of federal income taxes. Effective January 1, 2016, the Company converted from a RIC to a partnership for U.S. federal income tax purposes. The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to achieve high total returns while minimizing losses.

The Company’s investment operations commenced on October 10, 2006. On December 15, 2006, the Company contributed substantially all of its assets to Tennenbaum Opportunities Partners V, LP, a Delaware Limited Partnership (the “Partnership”), in exchange for 100% of the Partnership’s common limited partner interests in a nontaxable transaction. The Partnership is also registered as a nondiversified, closed-end management investment company under the 1940 Act, but has elected to be treated as a partnership for U.S. federal income tax purposes. Following the asset transfer, all portfolio activity has been conducted by and in the Partnership.

The general partner of the Partnership is SVOF/MM, LLC (the “General Partner”). The managing member of the General Partner is Tennenbaum Capital Partners, LLC (“TCP”), which serves as the Investment Manager of both the Company and the Partnership. Babson Capital Management LLC served as Co-Manager of both the Company and the Partnership from inception through October 10, 2016. Substantially all of the equity interests in the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP.

Company management consists of the Investment Manager and the board of directors. Partnership management consists of the General Partner and the Partnership’s board of directors. The Investment Manager and the General Partner direct and execute the day-to-day operations of the Company and the Partnership, respectively, subject to oversight from the respective board of directors, which sets the broad policies of the Company and performs certain functions required by the 1940 Act in the case of the Partnership. The board of directors of the Partnership has delegated investment management of the Partnership’s assets to the Investment Manager and through October 10, 2016, the Co-Manager. Each board of directors consists of three persons, two of whom are independent and are subject to election by holders of the common interests.

13

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2016

1. Organization and Nature of Operations (continued)

Company Structure

At December 31, 2016, total capitalization of the consolidated Company was approximately $897 million, consisting of $862 million of unreturned contributed equity and $35 million under a senior secured revolving credit facility issued by the Partnership (the “Senior Facility”). The contributed common equity and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership and the Company. Most of the cash and investments of the Partnership are included in the collateral for the Senior Facility.

As of December 31, 2016, the Company and the Partnership are scheduled to liquidate and distribute their assets and be dissolved on October 10, 2018.

Preferred Equity Facility

Prior to their redemption on January 29, 2016, the Partnership had 4,063.5787 outstanding preferred limited partner interests with a liquidation preference of $20,000 per interest remaining (the “Series A Preferred”). The Series A Preferred accrued dividends at an annual rate equal to LIBOR plus 0.75%, or in the case of any holders of Series A Preferred that are CP Conduits (as defined in the leveraging documents), the higher of LIBOR plus 0.75% or the CP Conduit’s cost of funds rate plus 0.75%, subject to certain limitations and adjustments. The total amount paid on redemption was $81,348,201, including $76,627 in accumulated dividends.

2. Summary of Significant Accounting Policies

Basis of Presentation

The consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company is an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The Company has consolidated the results of its wholly owned subsidiaries in its consolidated financial statements in accordance with ASC Topic 946. All intercompany account balances and transactions have been eliminated in consolidation. Subsequent events have been evaluated through the date the consolidated financial statements were available for issuance. No events were noted that would require adjustment to or disclosure in the consolidated financial statements.

14

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2016

2. Summary of Significant Accounting Policies (continued)

The following is a summary of the significant accounting policies of the Company and the Partnership.

Use of Estimates

The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, as well the reported amounts of revenues and expenses during the reporting periods presented. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates and such differences could be material.

Investment Valuation

All of the Company’s investments are generally held by the Partnership. Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership’s board of directors and in conformity with procedures set forth in the Senior Facility. Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued using the closing price on the date of valuation. Investments not listed on a recognized exchange or market quotation system, but for which reliable market quotations are readily available are valued using prices provided by a nationally recognized pricing service or by using quotations from broker-dealers. Investments for which market quotations are either not readily available or are determined to be unreliable are valued by independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Partnership, by the Investment Manager.

Fair valuations of investments are determined under guidelines adopted by the Partnership’s board of directors, and are subject to their approval. Generally, to increase objectivity in valuing the Partnership’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Partnership’s assets. Fair valuations of investments in each asset class are determined using one or more methodologies including the market approach, income approach, or, in the case of recent investments, the cost approach, as appropriate.

15

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2016

2. Summary of Significant Accounting Policies (continued)

The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets. Such information may include observed multiples of earnings and/or revenues at which transactions in securities of comparable companies occur, with appropriate adjustments for differences in company size, operations or other factors affecting comparability.

The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. The discount rates used for such analyses reflect market yields for comparable investments, considering such factors as relative credit quality, capital structure, and other factors.

In following these approaches, the types of factors that may be taken into account also include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, merger and acquisition comparables, comparable costs of capital, the principal market in which the investment trades and enterprise values, among other factors.

Investments of the Partnership may be categorized based on the types of inputs used in valuing such investments. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Transfers between levels are recognized as of the beginning of the reporting period.

16

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2016

2. Summary of Significant Accounting Policies (continued)

At December 31, 2016, the investments of the Partnership were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$-	$-	$7,124,835
2	Other direct or indirect observable market inputs*	-	67,270,375	-
3	Independent third-party valuation sources that employ significant unobservable inputs	123,577,656	110,278,407	188,650,884
3	Investment Manager valuations with significant unobservable inputs	446,941	-	503,460
Total		$124,024,597	$177,548,782	$196,279,179

* E.g., Quoted prices in inactive markets or quotes for comparable instruments

Unobservable inputs used in the fair value measurement of the Partnership’s Level 3 investments as of December 31, 2016 included the following:

	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)
Bank Debt	$124,024,597	Income approach Market comparable companies Market comparable companies	Discount rate Revenue multiples EBITDA multiples	9.2% - 24.5% (17.4%) 0.4x - 0.5x (0.4x) 7.8x – 7.8x (7.8x)
Other Corp Debt	110,278,407	Income approach Market quotations Market comparable companies	Discount rate Indicative bid/ask quotes EBITDA multiples	11.3% - 11.3% (11.3%) 1 - 3 (3) 7.8x - 7.8x (7.8x)
Equity Securities	189,154,344	Income approach Market quotations Market comparable companies Market comparable companies	Discount rate Indicative bid/ask quotes Revenue multiples EBITDA multiples	20.0% - 20.0% (20.0%) 1 - 1 (1) 0.4x - 0.5x (0.5x) 2.0x - 13.5x (8.6x)

Generally, a change in an unobservable input may result in a change to the value of an investment as follows:

Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount rate	Decrease	Increase
Revenue multiples	Increase	Decrease
EBITDA multiples	Increase	Decrease

17

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2016

2. Summary of Significant Accounting Policies (continued)

Changes in investments valued by independent third-party valuation services and categorized as Level 3 during the year ended December 31, 2016 were as follows:

	Independent Third-Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$192,451,630	$109,426,126	$364,494,355
Net realized and unrealized losses	(12,284,281)	(2,204,399)	(42,431,404)
Acquisitions†	23,781,303	5,106,232	14,909,073
Dispositions	(80,370,996)	(5,904,352)	(152,133,219)
Transfers into Level 3‡	-	3,854,800	5,485,718
Reclassifications within Level 3	-	-	(1,673,639)
Ending balance	$123,577,656	$110,278,407	$188,650,884

Net change in unrealized appreciation/ depreciation during the period on investments still held at period end (included in net realized and unrealized losses, above)	$4,596,519	$1,513,136	$(30,677,387)

† Includes payments received in kind and net amortization of investment discounts and premiums.

‡ Comprised of two investments that were transferred from Level 2 due to reduced trading volumes.

Changes in investments valued by the Investment Manager and categorized as Level 3 during the year ended December 31, 2016 were as follows:

	Investment Manager Valuation
	Bank Debt	Equity Securities
Beginning balance	$3,737,207	$14,983,609
Net realized and unrealized losses	(3,211,809)	(9,296,609)
Acquisitions§	351,878	2,752,942
Dispositions	(430,335)	(9,610,121)
Reclassifications within Level 3	-	1,673,639
Ending balance	$446,941	$503,460

Net change in unrealized appreciation/ depreciation during the period on investments still held at period end (included in net realized and unrealized losses, above)	$(3,069,493)	$1,026,136

§ Includes payments received in kind and amortization of investment discounts.

18

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2016

2. Summary of Significant Accounting Policies (continued)

Investment Transactions

The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of generally three months or less. Cash equivalents are carried at amortized cost which approximates fair value, and are classified as level 1 in the GAAP valuation hierarchy.

Restricted Investments

The Partnership may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These instruments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Consolidated Schedule of Investments. Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Partnership may invest in instruments traded in foreign countries and denominated in foreign currencies. At December 31, 2016, the Partnership held foreign currency denominated investments comprising approximately 12.4% of the Partnership’s total investments by fair value. Such positions were converted at the respective closing foreign exchange rates in effect at December 31, 2016 and reported in U.S. dollars. Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars based on the foreign exchange rates in effect on the respective dates of such transactions. The Partnership reports that portion of the results of operations resulting from foreign exchange rates on investments separately from the gains or losses arising from changes in market prices of investments held.

19

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2016

2. Summary of Significant Accounting Policies (continued)

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate certain currency exchange risks associated with foreign currency denominated investments, the Partnership has entered into certain foreign currency forward exchange and option transactions. All derivatives are reported at their net amounts as either assets or liabilities in the Consolidated Statement of Assets and Liabilities. The transactions are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may arise upon entering into these contracts from potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar. Under certain circumstances, the Partnership may be required under the terms of its derivative agreements to pledge assets as collateral to secure its obligation under the derivatives. At December 31, 2016, the Partnership was not required to pledge assets as collateral.

During the year ended December 31, 2016, the Partnership exited two EUR currency option collars with aggregate notional amounts of €29,000,000, one EUR currency forward exchange contract with a notional amount of €22,500,000, and one CAD currency forward exchange contract with a notional amount of CAD 3,397,778.

The outstanding EUR and CAD currency option collars and forward exchange contracts are reported in the Company’s Consolidated Statement of Assets and Liabilities as foreign currency options at fair value and unrealized appreciation on foreign currency forward exchange contracts, respectively.

20

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2016

2. Summary of Significant Accounting Policies (continued)

Gains and losses from derivatives during the year ended December 31, 2016 were included in net realized and unrealized loss in the Consolidated Statement of Operations as follows:

Instrument	Realized	Unrealized
Foreign currency forward exchange contract (CAD)	$377,880	$(378,923)
Foreign currency forward exchange contracts (EUR)	-	679,628
Foreign currency option contracts (EUR)	5,340,625	(4,529,056)
Foreign currency option contracts (CAD)	-	(630,971)

Valuations of foreign currency option and forward exchange contracts at December 31, 2016 were determined using observable market inputs other than quoted prices in active markets for identical assets and, accordingly, were classified as Level 2 in the GAAP valuation hierarchy.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2016:

Derivative Assets as of December 31, 2016

Financial Instrument	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities
Foreign Currency Option Contracts	$4,963,316	$(678,924)	$4,284,392
Foreign Currency Forward Contracts	546,932	-	546,932
	$5,510,248	$(678,924)	$4,831,324

	Net Amounts of Assets Presented in the	Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Consolidated Statement of Assets and Liabilities	Financial Instruments	Other Cash Collateral	Net Amount
Wells Fargo Bank, N.A.	$4,831,324	$-	$-	$4,831,324

21

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2016

2. Summary of Significant Accounting Policies (continued)

Derivative Liabilities as of December 31, 2016

Financial Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Foreign Currency Option Contracts	$678,924	$(678,924)	$-

	Net Amounts of Liabilities Presented in the Consolidated	Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Statement of Assets and Liabilities	Financial Instruments	Other Cash Collateral	Net Amount
Wells Fargo Bank, N.A.	$-	$-	$-	$-

Debt Issuance Costs

Costs of approximately $10.6 million were incurred in connection with the initial placement and subsequent extensions of the Partnership’s Senior Facility. These costs were deferred and are being amortized on a straight-line basis through the amended maturity of the Senior Facility on December 15, 2017, adjusting for decreases in the size of the Senior Facility over its remaining life (Note 5). The impact of utilizing the straight-line amortization method versus the effective-interest method is not material to the operations of the Company or the Partnership.

Revenue Recognition

Interest and dividend income, including income paid in kind, is recorded on an accrual basis. Origination, structuring, closing, commitment and other upfront fees, including original issue discounts, earned with respect to capital commitments are generally amortized or accreted into interest income over the life of the respective debt investment, as are end-of-term or exit fees receivable upon repayment of a debt investment. Other fees, including certain amendment fees, prepayment fees, and commitment fees on broken deals, are recognized as earned. Prepayment fees and similar income received upon the early repayment of a loan or debt security are recognized when earned and are included in interest income.

22

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2016

2. Summary of Significant Accounting Policies (continued)

Certain of the Partnership’s debt investments are purchased at a discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. Discounts on the acquisition of corporate bonds are generally amortized using the effective-interest or constant-yield method, assuming there are no questions as to collectability. When the Partnership receives principal payments on a loan in an amount in excess of the loan’s amortized cost, it records the excess principal payments as interest income.

Income Taxes

Effective January 1, 2016, the Company elected to convert from a regulated investment company (“RIC”) for U.S. federal tax purposes to a partnership. As a RIC, the Company was not taxed on its income, provided it distributed such income and satisfied other applicable income tax requirements. The Company complied with such requirements through the date of its conversion, and, accordingly, no income taxes were incurred by the Company with respect to such periods. For U.S. federal income tax purposes, the Company’s conversion to a partnership was treated as a full disposition and distribution of all assets and liabilities on January 1, 2016 and an immediate re-contribution of such assets and liabilities to the Company on January 1, 2016 at their fair value on such date. In connection with this conversion, the Company recognized a net realized loss of $198,451,900 which is included in net realized loss in the Consolidated Statement of Operations.

For period following the conversion on January 1, 2016, the Company’s income or loss is reported in the members’ individual income tax returns. Consequently, no income taxes with respect to such period are paid at the Company level or reflected in the Company’s consolidated financial statements. The Partnership’s income or loss is reported in its partners’ income tax returns. In accordance with ASC Topic 740 - Income Taxes, the Company and the Partnership recognize in their consolidated financial statements the effect of a tax position when it is determined that such position is more likely than not, based on the technical merits, to be sustained upon examination. As of December 31, 2016, all tax years of the Company and the Partnership since January 1, 2013 remain subject to examination by federal tax authorities. No such examinations are currently pending.

Cost and unrealized appreciation (depreciation) of the investments of the Partnership (including derivatives) at December 31, 2016 for U.S. federal income tax purposes were as follows:

Unrealized appreciation	$57,653,164
Unrealized depreciation	(94,412,584)
Net unrealized depreciation	$(36,759,420)

Cost	$539,443,302

23

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2016

2. Summary of Significant Accounting Policies (continued)

Recent Accounting Pronouncements

During the first quarter of 2016, the Company adopted Financial Accounting Standards Board (the “FASB”) Accounting Standards Update (“ASU”) 2015-02, Amendments to the Consolidation Analysis, which amends or supersedes the scope and consolidation pronouncement under existing GAAP. In particular, the new guidance changed the manner in which a reporting entity evaluates whether 1) an entity is a variable interest entity (“VIE”), 2) fees paid to decision makers or service providers are variable interests in a VIE, and 3) variable interests in a VIE held by related parties require the reporting entity to consolidate the VIE. The guidance also introduced a separate consolidation analysis specific to limited partnerships and similar entities. ASU 2015-02 also eliminated the VIE consolidation model based on majority exposure to variability that applied to certain investment companies and similar entities. The adoption of this pronouncement did not have a material impact on the Company’s consolidated financial statements.

The Company also adopted ASU 2015-03, Interest – Imputation of Interest (Subtopic 835-30) - Simplifying the Presentation of Debt Issuance Costs as well as ASU 2015-15, Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements – Amendments to SEC Paragraphs Pursuant to Staff Announcement at June 18, 2015. Together, these ASUs required, in most cases, that debt issuance costs be presented in the balance sheet as a direct deduction from the carrying value of the associated debt liability, consistent with the presentation of a debt discount. Debt issuance costs incurred in connection with line-of-credit arrangements such as the credit facility issued by the Partnership, however, may continue to be presented as an asset in the balance sheet. Accordingly, the adoption of this guidance had no impact on the Company’s consolidated financial statements.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606), which supersedes the revenue recognition requirements in Topic 605, Revenue Recognition. Under this new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. ASU 2014-09 applies to all entities and, for public entities, is effective for annual periods beginning after December 15, 2017, and interim periods within those fiscal years. Early application is permitted, but no earlier than annual periods beginning after December 15, 2016 and interim periods within that reporting period. The Company does not expect adoption of this guidance to have a material impact on its consolidated financial statements.

24

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2016

2. Summary of Significant Accounting Policies (continued)

On January 5, 2016, the FASB issued ASU 2016-01, Financial Instruments – Overall: Recognition and Measurement of Financial Assets and Financial Liabilities. The more significant changes to the current GAAP model resulting from ASU 2016-01 that may impact the Company include 1) eliminating the requirement to disclose the method(s) and significant assumptions used to estimate the fair value of financial instruments measured at amortized cost, and 2) requiring separate presentation of financial assets and financial liabilities by measurement category and form of financial asset on the balance sheet or in the accompanying notes to the financial statements. ASU 2016-01 is effective for annual periods beginning after December 15, 2017, including interim periods within those fiscal years. Early application is permitted. The Company does not expect adoption of this pronouncement to have a material impact on its consolidated financial statements.

3. Allocations and Distributions

Net income and gains of the Partnership are distributed first to the Company until it has received an 8% annual weighted-average return on its undistributed contributed equity, and then to the General Partner of the Partnership until it has received 20% of all cumulative income and gain distributions (the “Hurdle”). 80% of all remaining net income and gain distributions are allocated to the Company, with the remaining 20% allocated to the General Partner. For purposes of determining whether the 8% return to the Company has been exceeded and whether the General Partner has received the catch-up amount, the performance of the Partnership includes the performance of the Company for periods prior to the inception of the Partnership. Net investment income or loss, realized gain or loss on investments and appreciation or depreciation on investments for the period are allocated to the Company and the General Partner in a manner consistent with that used to determine distributions. As of December 31, 2016, the Hurdle exceeded the cumulative performance of the Partnership; accordingly, no performance allocation was recorded.

Common distributions are generally based on the estimated taxable earnings of the Company and are recorded on the ex-dividend date. The timing of distributions to the Company is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions. The timing and amount to be paid by the Company as a distribution to its shareholders is determined by its board of directors, which has provided the Investment Manager with certain criteria for such distributions, and are generally based on amounts received from the Partnership, less any Company expenses. Any net long-term capital gains are distributed at least annually. As of December 31, 2016, the Company had distributed $1,034,690,955 to the common shareholders since inception.

25

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2016

4. Management and Advisory Fees and Other Expenses

Before March 1, 2016, the Investment Manager received an annual management and advisory fee, payable monthly in arrears, equal to 1.5% of the sum of the committed common equity (reduced after the ramp-up by returns of contributed capital), the maximum amount available under the Senior Facility, and the maximum amount of the Series A Preferred, subject to reduction by the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding and the amount of the Series A Preferred when less than $1 million in liquidation preference of preferred securities remains outstanding.

Effective March 1, 2016, the Partnership reduced the annual rate of its management and advisory fee to 1.5% of the fair value of the assets of the Partnership. In addition to the management fee, the General Partner is entitled to a performance allocation as discussed in Note 3, above. As compensation for its services, the Co-Manager received a portion of the management fees paid to the Investment Manager. Upon termination of the Co-Manager’s services on October 10, 2016, the Co-Manager ceased receiving a portion of the management fees paid to the Investment Manager. The Co-Manager also receives a portion of any performance allocation paid to the General Partner and continues to be entitled to receive such compensation, if any.

The Company and the Partnership pay all respective expenses incurred in connection with the business of the Company and the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments and any other transaction costs associated with the purchase and sale of investments of the Partnership.

5. Senior Secured Revolving Credit Facility

The Senior Facility is a senior secured revolving credit facility in which amounts may currently be drawn up to $35 million. The Senior Facility is scheduled to terminate on December 15, 2017. Advances under the Senior Facility bear interest at LIBOR or EURIBOR plus 2.50% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of (i) LIBOR or EURIBOR (as applicable) plus 2.50% or (ii) the CP Conduit’s cost of funds plus 2.50% subject to certain limitations. Also, the Senior Facility accrues commitment fees at a rate of 0.75% per annum on the unused portion of the Senior Facility up to 50% of the total facility commitment, plus 2.50% per annum on any unused portion in excess of 50% of the total facility commitment. The Senior Facility is carried at cost which approximates fair value, and is classified as Level 3 in the GAAP valuation hierarchy. The weighted-average interest rate on outstanding borrowings at December 31, 2016 was 3.11%. The Senior Facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Partnership fail to satisfy certain financial or other covenants. As of December 31, 2016, the Partnership was in full compliance with such covenants.

26

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2016

5. Senior Secured Revolving Credit Facility (continued)

Foreign currency advances are reported in U.S. dollars using the closing rate in effect on the date of valuation. At December 31, 2016, outstanding borrowings were comprised of €6,000,000 ($6,310,200) and $19,000,000. Accrued interest was comprised of €833 ($876) and $165,032.

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the San Francisco area.

In the normal course of business, the Partnership’s investment activities involve executions, settlement and financing of various investment transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership’s custodian. These activities may expose the Company and the Partnership to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

The Consolidated Schedule of Investments includes a loan facility held by the Partnership with an unfunded balance at December 31, 2016 as follows:

Issuer	Maturity	Unfunded Balance
Malamute Energy, Inc.	11/14/2022	$177,683

Consistent with standard business practice, the Company and the Partnership enter into contracts that contain a variety of indemnifications and are engaged from time to time in various legal actions. The maximum exposure of the Company and the Partnership under these arrangements and activities is unknown. However, the Company and the Partnership expect the risk of material loss to be remote.

27

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2016

7. Related Parties

The Company, the Partnership, the Investment Manager, the General Partner and their members and affiliates may be considered related parties. From time to time, the Partnership makes payments to third parties on behalf of the Company which are funded by or reimbursable through contributions from or deductions from distributions to the Company. At December 31, 2016, the Company had a receivable from the Partnership, and the Partnership had a liability to the Company, in the amount of $543,163 as reflected in the Consolidating Statement of Assets and Liabilities. From time to time, the Investment Manager advances payments to third parties on behalf of the Company and the Partnership and receives reimbursement from the Company and the Partnership. At December 31, 2016, such reimbursable amounts totaled $171,724 as reflected in the Consolidated Statement of Assets and Liabilities.

28

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2016

8. Financial Highlights

	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Common Share (1)
Net asset value, beginning of year	$8,151.12	$8,218.82	$10,270.07	$9,864.31	$10,660.86

Investment operations:
Net investment income	1,072.19	395.61	1,247.15	1,396.58	1,218.35
Net realized and unrealized gain (loss)	(554.00)	427.01	(942.33)	327.56	(487.30)
Gain on retirement of Series A preferred shares	-	4.27	26.40	-	-
Dividends on Series A preferred equity facility	(3.62)	(34.20)	(44.87)	(47.57)	(45.18)
Net change in accumulated dividends on Series A preferred equity facility	2.63	8.65	0.22	0.40	(0.42)
Dividends to Series Z preferred shareholders	-	(0.23)	(0.57)	-	(0.57)
Net change in reserve for dividends to Series Z preferred shareholders	-	0.01	0.28	(0.26)	0.28
Total from investment operations	517.20	801.12	286.28	1,676.71	685.16

Distributions to common shareholders from:
Net investment income	(1,066.57)	(180.58)	(1,305.71)	(1,270.95)	(1,481.71)
Returns of capital	(1,310.72)	(688.24)	(1,031.82)	-	-
Repurchase of common shares	-	-	-	-	-
Net asset value, end of year	$6,291.03	$8,151.12	$8,218.82	$10,270.07	$9,864.31

Return on invested assets (2)	10.1%	11.7%	4.6%	12.7%	7.6%

Total return to common shareholders (3)	8.5%	11.2%	3.3%	17.7%	6.6%
Less: performance allocation	-	-	-	-	-
Return to common shareholders	8.5%	11.2%	3.3%	17.7%	6.6%

Ratios to average common equity: (4)
Net investment income	15.0%	5.2%	12.9%	13.5%	11.5%
Expenses	2.5%	4.4%	4.6%	4.2%	4.0%
Expenses and General Partner allocation	2.5%	4.4%	4.6%	4.2%	4.0%

Ending common shareholder equity	$489,566,081	$634,317,538	$643,433,280	$804,021,225	$772,254,941
Portfolio turnover rate	6.4%	5.0%	23.5%	31.2%	41.8%
Weighted-average debt outstanding	$52,822,160	$79,662,926	$129,844,307	$225,346,892	$87,573,428
Weighted-average interest rate	2.9%	2.7%	2.1%	0.6%	0.8%
Weighted-average number of shares	77,819.7078	78,222.4005	78,287.8060	78,287.8060	78,287.8060
Average debt per share	$679	$1,018	$1,659	$2,878	$1,119

29

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2016

8. Financial Highlights (continued)

Annualized Inception to Date Performance Data as of December 31, 2016:
Return on invested assets (2)	7.1%
Internal rate of return (5)	5.3%

Asset Coverage:

	December 31,
	2016	2015	2014	2013	2012
Series A Preferred Equity Facility:
Interests outstanding	-	4,064	16,154	18,450	18,450
Involuntary liquidation value per share	N/A	$20,050	$20,055	$20,049	$20,050
Asset coverage per interest	N/A	$106,184	$50,057	$52,876	$46,027

Series Z Preferred Stock:
Shares outstanding	-	-	560	560	560
Involuntary liquidation value per share	N/A	N/A	$502	$541	$504
Asset coverage per share	N/A	N/A	$1,252	$1,426	$1,158

Senior Secured Revolving Credit Facility:
Debt outstanding	$25,310,200	$65,810,201	$104,947,900	$120,407,751	$225,796,601
Asset coverage per $1,000 of debt outstanding	$20,210	$11,822	$10,167	$10,728	$6,059

(1)	Per share changes in net asset value are computed based on the actual number of shares subscribed and outstanding during the time in which such activity occurred.

(2)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)	Returns (net of dividends on the preferred equity facility, allocations to the General Partner, and fund expenses, including financing costs and management fees) calculated on a monthly geometrically linked, time-weighted basis.

(4)	These ratios included interest expense but do not reflect the effect of dividend payments on the preferred equity facility.

(5)	Net of dividends on the preferred equity facility, allocations to the General Partner and fund expenses, including financing costs and management fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The IRR presented assumes liquidation of the fund at net asset value as of the balance sheet date.

30

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Schedule of Changes in Investments in Affiliates (1)

Year Ended December 31, 2016

	Value,			Value,
	Beginning of			End of
Investment	Year	Acquisitions	Dispositions	Year

AGY Holding Corp., Common Stock	$-	$-	$-	$467
AGY Holding Corp., Second Lien Notes, 11%, due 11/15/18	32,444,500	-	-	32,444,500
AGY Holding Corp., Sr Secured Term Loan, 12%, due 9/15/18	17,046,935	-	-	17,046,935
AGY Holding Corp., Sr Secured Delayed Draw Term Loan, 12%, due 9/15/18	-	3,672,749	-	3,672,749
Aircraft Leased to Delta Air Lines, Inc.
N913DL Aircraft Secured Mortgage, 8%, due 3/15/17	224,433	-	(221,674)	-
N918DL Aircraft Secured Mortgage, 8%, due 8/15/18	461,017	-	(452,719)	-
N954DL Aircraft Secured Mortgage, 8%, due 3/20/19	665,306	-	(653,309)	-
N955DL Aircraft Secured Mortgage, 8%, due 6/20/19	716,608	-	(703,158)	-
N956DL Aircraft Secured Mortgage, 8%, due 5/20/19	708,913	-	(695,678)	-
N957DL Aircraft Secured Mortgage, 8%, due 6/20/19	722,878	-	(709,307)	-
N959DL Aircraft Secured Mortgage, 8%, due 7/20/19	736,719	-	(722,818)	-
N960DL Aircraft Secured Mortgage, 8%, due 10/20/19	783,981	-	(769,034)	-
N961DL Aircraft Secured Mortgage, 8%, due 8/20/19	763,105	-	(748,649)	-
N976DL Aircraft Secured Mortgage, 8%, due 2/15/18	423,799	-	(416,744)	-
N913DL Trust Beneficial Interest	208,679	62,020	(664,947)	-
N918DL Trust Beneficial Interest	247,788	54,901	(421,855)	-
N954DL Trust Beneficial Interest	151,120	63,073	(229,204)	-
N955DL Trust Beneficial Interest	209,840	60,673	(181,067)	-
N956DL Trust Beneficial Interest	202,812	61,681	(190,041)	-
N957DL Trust Beneficial Interest	204,461	61,203	(175,661)	-
N959DL Trust Beneficial Interest	206,157	60,729	(161,409)	-
N960DL Trust Beneficial Interest	205,643	59,834	(113,707)	-
N961DL Trust Beneficial Interest	197,003	61,279	(136,277)	-
N976DL Trust Beneficial Interest	195,637	63,731	(470,386)	-
Blue Wall Shipping Limited, Common Stock	7,299,109	-	-	3,730,447
Blue Wall Shipping Limited, Preferred Stock	1,807,338	102,685	-	1,467,260
Contech Holdings, Inc., Common Stock	44,874,998	-	(59,549,774)	-
Delta Blue Shipping Limited, Common Stock	-	-	-	-
Euroseas, Ltd., Common Stock	-	1,216,514	-	1,027,954
Global Geophysical Services, Inc., Common Stock	4,399,509	-	-	-
Global Geophysical Services, Inc., Warrants to Purchase Stock	7	-	-	-
Integra Telecom, Inc., Common Stock	41,676,794	-	-	51,677,410
Integra Telecom, Inc., Warrants	1,924,451	-	-	302
KAGY Holding Company, Inc., Series A Preferred Stock	21,419,093	-	-	16,128,591
Medfort, S.a.r.l (Primacom), First Lien Term Loan B, 1% PIK, due 11/21/17	-	-	-	-
Medfort, S.a.r.l (Primacom), First Lien Term Loan B2, 1% PIK, due 11/21/17	-	-	-	-
Mid-Bowline Group Corp. (WIND Mobile), Class A Voting Shares	68,638,690	-	(75,448,229)	-
NEG Holdings, LLC (CORE Entertainment), 1st Lien Term Loan, LIBOR + 8% PIK, 1% LIBOR Floor, due 10/17/22	-	4,068,078	-	3,905,196
NEG Parent, LLC (CORE Entertainment), Class A Units	-	3,475,990	-	3,635,914
NEG Parent, LLC (CORE Entertainment), Class P Units	-	4,327,035	-	4,364,866
NEG Parent, LLC (CORE Entertainment), Class A Warrants to Purchase Class A Units	-	551,813	-	551,813
NEG Parent, LLC (CORE Entertainment), Class B Warrants to Purchase Class A Units	-	557,287	-	557,287

31

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Schedule of Changes in Investments in Affiliates (1) (Continued)

Year Ended December 31, 2016

	Value,			Value,
	Beginning of			End of
Investment	Year	Acquisitions	Dispositions	Year

Novasep Holding S.A.S., First Lien Notes, 5% Cash + 3% PIK, due 5/31/19	$24,421,793	$-	$(4,258,990)	$24,305,847
Novasep Holding S.A.S., Warrants to Purchase Common Shares	-	5,009,771	-	4,827,697
NVHL S.A. (Novasep), Common Shares	23,716,922	-	-	15,249,871
Perseus Holdings S.A. (Primacom), Common Stock	4,860,745	-	(4,794,664)	-
Primacom Finance (Lux) S.A. (Finance), Common Equity	50,803,804	-	(9,253,317)	12,010,914
Primacom Finance (Lux) S.A. (Finance), Warrants to Purchase Ordinary Shares	22,972,305	-	-	-
RM Holdco, LLC (Real Mex), Equity Participation	-	-	-	-
RM Holdco, LLC (Real Mex), Membership Units	-	-	-	-
RM OpCo, LLC (Real Mex), Convertible Second Lien Term Loan Tranche B-1, 8.5%, due 3/30/18	5,022,450	451,629	-	5,474,079
RM OpCo, LLC (Real Mex), Sr Convertible Second Lien Term Loan B, 8.5%, due 3/30/18	6,163,801	5,811,427	-	11,975,228
RM OpCo, LLC (Real Mex), First Lien Term Loan Tranche A, 7%, due 3/30/18	10,476,093	2,451,268	-	13,721,404
RM OpCo, LLC (Real Mex), Second Lien Term Loan Tranche B, 8.5%, due 3/30/18	12,650,201	2,250,312	-	8,886,338
RM OpCo, LLC (Real Mex), Second Lien Term Loan Tranche B-1, 8.5%, due 3/30/18	7,881,272	708,700	-	8,589,972
Tanker Investments, Ltd., Common Stock	17,696,631	-	-	6,027,506
TCP Delos Cayman Holdings (Beverly Shipping), Partnership Interest	993,626	-	(3,356,551)	58
TCP Delos Cayman Holdings (King B), Partnership Interest	558,047	-	(590,282)	-
TCP Delos Delaware Holdings, LLC (Raven Hill), Partnership Interest	4,312,140	-	(2,321,645)	-
TCP KC, LLC, Membership Units	4,068,805	-	-	506
TOPV New World Holdings, LLC (Gateway Casinos), Membership Interests	42,911,381	-	-	48,107,991
Woodbine Intermediate Holdings, LLC, Membership Units	756,958	-	-	-

Note to Consolidated Schedule of Changes in Investments in Affiliates:

(1)	The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuers' voting securities.

32

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Schedule of Restricted Securities of Unaffiliated Issuers (1)

December 31, 2016

Investment	Acquisition Date	Cost

Boomerang Tube Holdings, Inc., Common Stock	2/2/16	$807
Eagle Coal Company, Inc., Warrants to Purchase Common Stock	9/21/15	234,449
Epic Aero, Inc. (One Sky), Warrants to Purchase Common Stock	12/4/13	4,010,396
Findly Talent, LLC, Membership Units	1/1/14	456,402
Fuse Media, LLC, Warrants to Purchase Common Stock	8/3/12	79
Fuse, LLC, Sr Secured Notes, 10.375%, due 7/1/19	6/18/14	11,850,000
HW Holdco, LLC, Class A Common Interest	1/13/12 & 1/15/13	6,478,943
HW Holdco, LLC, Preferred Interest	1/13/12	13,277
Linc Energy Finance (USA), Inc., First Lien Notes, 9.625%, due 10/31/17	8/8/14	2,493,181
Longview Intermediate Holdings C, LLC, Common Stock	4/13/15 & 10/21/15	5,485,718
Longview Intermediate Holdings C, LLC, Warrants to Purchase Common Shares	12/19/16	275,368
Magnolia Finance V plc, Asset-Backed Credit Linked Notes, 13.125%, due 8/2/21	8/1/13	34,723,500
Marsico Holdings, LLC, Common Interest Units	9/10/12	14,242
Neo Cayman Holdings, Ltd, Common Stock	9/30/16	257
Oxford Resource Partners, LP, Warrants to Purchase Common Units	6/24/13	202,089
Secure Natural Resources, LLC, Common Stock	9/2/16 & 9/30/16	64,099
Shop Holding, LLC (Connexity), Class A Units	6/2/11 & 3/17/14	902,439
Soraa, Inc., Warrants to Purchase Common Stock	8/29/14 & 12/9/15	117,287
STG-Fairway Holdings, LLC (First Advantage), Class A Units	12/30/10 & 10/18/13	7,364,246
Sunshine Oilsands Ltd., Sr Secured Notes, 10%, due 8/1/17	Var. 2014 - 2015	17,792,517
TBC Holdings I, Inc., Common Stock	11/18/11	74,768
TPG Hattrick Holdco, LLC (Isola), Common Units	9/30/10	116,151
V Telecom Investment S.C.A. (Vivacom), Common Shares	11/9/12	9,104,336

Note to Consolidated Schedule of Restricted Securities of Unaffiliated Issuers:

(1)	In connection with the Company's conversion from a regulated investment company to a partnership for tax purposes effective January 1, 2016, all investments were treated as having been distributed and re-contributed to the Partnership on that date. Accordingly, the cost of each investment immediately following the conversion was adjusted to the fair value of such investment on December 31, 2015. However, to maintain the utility of this schedule, the acquisition date shown remains the original acquisition date of each investment irrespective of the conversion.

33

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidating Statement of Assets and Liabilities (Unaudited)

December 31, 2016

	Tennenbaum	Tennenbaum		Tennenbaum
	Opportunities	Opportunities		Opportunities
	Fund V, LLC	Partners V, LP		Fund V, LLC
	Standalone	Standalone	Eliminations	Consolidated
Assets
Investments:
Companies less than 5% owned	$-	$198,463,456	$-	$198,463,456
Companies 5% to 25% owned	-	181,448,275	-	181,448,275
Investment in subsidiary	489,644,654	-	(489,644,654)	-
Companies more than 25% owned	-	117,940,827	-	117,940,827
Total investments	489,644,654	497,852,558	(489,644,654)	497,852,558

Cash and cash equivalents	-	3,538,038	-	3,538,038
Accrued interest income	-	5,728,913	-	5,728,913
Receivable for investment sold	-	4,467,955	-	4,467,955
Foreign currency options at fair value	-	4,284,392	-	4,284,392
Unrealized appreciation on foreign currency
forward exchange contracts	-	546,932	-	546,932
Deferred debt issuance costs	-	212,423	-	212,423
Receivable from the Partnership	543,163	-	(543,163)	-
Prepaid expenses and other assets	25,442	219,261	-	244,703
Total assets	490,213,259	516,850,472	(490,187,817)	516,875,914

Liabilities
Credit facility payable	-	25,310,200	-	25,310,200
Equity placement costs payable	543,163	-	-	543,163
Payable to the Company	-	543,163	(543,163)	-
Payable to the Investment Manager	16,526	155,198	-	171,724
Interest payable	-	165,908	-	165,908
Management and advisory fees payable	-	70,810	-	70,810
Accrued expenses and other liabilities	87,489	960,539	-	1,048,028
Total liabilities	647,178	27,205,818	(543,163)	27,309,833
Net assets	$489,566,081	$489,644,654	$(489,644,654)	$489,566,081

Composition of net assets
Common stock	$78	$-	$-	$78
Additional paid-in capital	838,569,336	841,464,447	(841,464,447)	838,569,336
Accumulated deficit	(349,003,333)	(351,819,793)	351,819,793	(349,003,333)
Net assets	$489,566,081	$489,644,654	$(489,644,654)	$489,566,081

34

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidating Statement of Operations (Unaudited)

Year Ended December 31, 2016

	Tennenbaum	Tennenbaum		Tennenbaum
	Opportunities	Opportunities		Opportunities
	Fund V, LLC	Partners V, LP		Fund V, LLC
	Standalone	Standalone	Eliminations	Consolidated
Investment income
Interest income:
Companies less than 5% owned	$-	$27,727,889	$-	$27,727,889
Companies 5% to 25% owned	-	2,573,641	-	2,573,641
Companies more than 25% owned	-	10,928,106	-	10,928,106
Dividend income:
Companies less than 5% owned	-	912	-	912
Companies 5% to 25% owned	-	52,294,693	-	52,294,693
Companies more than 25% owned	-	2,808,504	-	2,808,504
Lease income:
Companies more than 25% owned	-	1,077,324	-	1,077,324
Other income:
Companies 5% to 25% owned	-	72,808	-	72,808
Total interest and related investment income	-	97,483,877	-	97,483,877

Operating expenses:
Management and advisory fees	-	9,684,041	-	9,684,041
Interest expense	-	1,509,379	-	1,509,379
Legal fees, professional fees and due diligence expenses	157,203	1,112,361	-	1,269,564
Amortization of deferred debt issuance costs	-	703,421	-	703,421
Commitment fees	-	313,823	-	313,823
Director fees	66,472	132,945	-	199,417
Insurance expense	48,088	102,613	-	150,701
Custody fees	-	117,553	-	117,553
Other operating expenses	21,009	77,092	-	98,101
Total expenses	292,772	13,753,228	-	14,046,000

Net investment income (loss)	(292,772)	83,730,649	-	83,437,877

Net realized and unrealized gain (loss)
Net realized gain (loss) from:
Investments in companies less than 5% owned	-	(231,301,427)	-	(231,301,427)
Investments in companies 5% to 25% owned	-	56,263,810	-	56,263,810
Investments in companies more than 25% owned	-	3,933,278	-	3,933,278
Foreign currency transactions	-	(10,611,072)	-	(10,611,072)
Net realized loss	-	(181,715,411)	-	(181,715,411)
Net change in unrealized appreciation/depreciation	-	138,602,704	-	138,602,704
Net realized and unrealized loss	-	(43,112,707)	-	(43,112,707)

Interest in gains of subsidiary	40,541,315	-	(40,541,315)	-
Dividends paid on Series A preferred equity facility	-	(281,653)	-	(281,653)
Net change in accumulated dividends on
Series A preferred equity facility	-	205,026	-	205,026
Net increase in net assets resulting
from operations	$40,248,543	$40,541,315	$(40,541,315)	$40,248,543

35

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Directors and Officers

(Unaudited)

The Directors and executive officers of the Company and the Partnership are listed below. The role of the Board of Directors, the Board’s Committees, and the individual Directors is to provide general oversight of the Company and the Partnership. The Directors are experienced executives who meet periodically throughout the year to oversee the activities of the Company and the Partnership, review contractual arrangements with service providers to the Company and the Partnership, and review the performance of the Company and the Partnership. Each Director and executive officer serves for an indefinite term. Correspondence for each Director or officer may be sent to: c/o Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405.

1. Independent Directors

Name (Age at December 31, 2016)

Principal Occupation(s)

Leo R. Jalenak, Jr. (86)

- Year of Election or Appointment: 2011

- Director and Member of the Audit and Joint Transactions Committees of the Company and the Partnership. Mr. Jalenak retired in 1993 as Chairman of a subsidiary of Gibson Greetings. His background is in both sales and general management. From 2004 to 2006, he served as an independent director of Special Value Expansion Fund. From 2006 to 2011, he served as an independent director of Special Value Continuation Fund and Special Value Continuation Partners, each of which is a registered investment company managed by TCP. He previously served as a director of Party City, Lufkin Industries, Perrigo, Dyersburg and First Funds. He recently retired as a Commissioner and Chairman of Memphis Light, Gas & Water and Chairman of its Pension Committee. Mr. Jalenak currently serves on other corporate boards as well as many civic and religious boards. Mr. Jalenak received an M.B.A. from The Wharton School of University of Pennsylvania and a business degree from Tulane University. Mr. Jalenak oversees one portfolio in the fund complex as a director.

Gerald J. Lewis (83)

- Year of Election or Appointment: 2006

- Director, Audit Committee Chairman, and Member of the Joint Transactions Committee of the Company and the Partnership. Justice Lewis is a private judge, arbitrator and mediator and a retired Associate Justice of the California Court of Appeal. He is a director and member of the audit committee of Taxus Cardium Therapeutics, and a retired director of AIM Mutual Funds, General Chemical Group, Fisher Scientific International, Wheelabrator Technologies, California Coastal Properties, Henley Manufacturing and Henley Properties. He is a graduate of Tufts College (Magna Cum Laude) and Harvard Law School. Justice Lewis oversees one portfolio in the fund complex as a director.

36

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Directors and Officers (Continued)

(Unaudited)

2. Interested Directors and Officers

Name (Age at December 31, 2016)

Principal Occupation(s)

Mark K. Holdsworth (51)

- Year of Election or Appointment: 2011

- Chief Executive Officer of the Company and the Partnership. Mr. Holdsworth is a Co-Founder and Operating Partner of TCP and a voting member of its Investment Committee. Prior to joining Mr. Tennenbaum in founding TCP, Mr. Holdsworth was a Vice President, Corporate Finance, of US Bancorp Libra, a high-yield debt securities investment banking firm. He also worked as a generalist in Corporate Finance at Salomon Brothers, and as an Associate at a Los Angeles real estate advisory firm. He is a former member of the boards of directors of Alabama Aircraft Industries and Anacomp, a former chairman of the board of directors of International Wire Group, RM Holdco and WinCup. Mr. Holdsworth currently serves as Vice Chairman of EP Management and as a Director of Parsons, one of the largest engineering, design and construction companies in the world. He is also a former National Trustee of the Boys and Girls Clubs of America. He received a B.A. in Physics from Pomona College, a B.S. with honors in Engineering and Applied Science from the California Institute of Technology, and an M.B.A. from Harvard Business School.

David A. Hollander (55)

- Year of Election or Appointment: 2006

- Managing Partner of TCP and officer of the Company and the Partnership. Mr. Hollander resigned as Managing Partner of TCP and officer of the Company and the Partnership effective January 15, 2017, and subsequently serves as a Senior Executive Advisor to TCP. Prior to joining TCP in 2002, Mr. Hollander was an attorney at O’Melveny & Myers. While at O’Melveny, Mr. Hollander specialized in leveraged finance, insolvency, and mergers and acquisitions, and represented debtors and creditors in numerous multi-billion dollar transactions. Mr. Hollander has also represented boards of directors and has served on various creditor committees. He received a B.S. in Economics (Summa Cum Laude) from The Wharton School of the University of Pennsylvania and a J.D. from Stanford Law School, where he was Associate Editor of the Stanford Law Review.

37

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Directors and Officers (Continued)

(Unaudited)

Michael E. Leitner (49)

- Year of Election or Appointment: 2006

- Managing Partner of TCP and officer of the Company and the Partnership. Mr. Leitner is a voting member of TCP’s Investment Committee. Prior to joining TCP in 2005, Mr. Leitner served as Senior Vice President of Corporate Development for WilTel Communications, and before that as President and Chief Executive Officer of GlobeNet Communications, leading the company through a successful turnaround and sale. Previously, he was Vice President of Corporate Development of 360networks and served as Senior Director of Corporate Development for Microsoft, managing corporate investments and acquisitions in the telecommunications, media, managed services, and business applications software sectors. Prior to Microsoft, he was a Vice President in the M&A group at Merrill Lynch. He currently serves as a director on the boards of Integra Telecom, CORE Media and Avanti Communications. Mr. Leitner is active in community events, and currently serves on the board of Team Primetime. He received a B.A. in Economics from the University of California, Los Angeles and an M.B.A. from the University of Michigan.

Howard M. Levkowitz (49)

- Year of Election or Appointment: 2006

- Director and President of the Company and the Partnership. Mr. Levkowitz is also a Co-Founder and Managing Partner of TCP. Prior to joining Mr. Tennenbaum in founding TCP, Mr. Levkowitz was an attorney specializing in real estate and insolvencies with Dewey Ballantine. He is Chairman of TCP’s Management and Investment Policy Committees and President of TCP’s Opportunity Funds. Mr. Levkowitz is also Chairman and Chief Executive Officer of TCP Capital. He has served as a director of both public and private companies, and he has also served on a number of formal and informal creditor committees. He received a B.A. in History from the University of Pennsylvania, a B.S. in Economics (concentration in finance) from The Wharton School, and a J.D. from the University of Southern California. Mr. Levkowitz oversees four portfolios in the fund complex as a director.

Rajneesh Vig (45)

- Year of Election or Appointment: 2011

- Managing Partner of TCP and officer of the Company and the Partnership. Mr. Vig is a voting member of TCP’s Investment Committee and a member of its Management Committee. He is also President and Chief Operating Officer of TCP Capital. Prior to joining TCP, Mr. Vig worked for Deutsche Bank in New York as a member of its Principal Finance Group. Prior to that, Mr. Vig was a Director in the bank’s Technology Investment Banking group in San Francisco where he advised a broad range of growth and large cap technology companies on merger, acquisition and public/private financing transactions. Prior to his time at Deutsche Bank, Mr. Vig was a Manager with PwC in New York. He began his career in New York with Arthur Andersen's Financial Markets/Capital Markets group. Mr. Vig currently serves on the boards of directors of TCP Capital and Edmentum, and is on the Los Angeles Advisory Board of the Posse Foundation, a non-profit organization that identifies recruits and trains student leaders from public high schools for enrollment at top-tier universities. He received a B.A. with honors in Economics from Connecticut College and an M.B.A. in Finance from New York University.

38

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Directors and Officers (Continued)

(Unaudited)

Paul L. Davis (43)

- Year of Election or Appointment: 2008

- Chief Financial Officer of the Company and the Partnership. Mr. Davis also serves as Chief Financial Officer of TCP. Prior to being appointed CFO, he served for four years as Chief Compliance Officer of the Company and as Chief Compliance Officer and Vice President, Finance of TCP. He was formerly employed as Controller of a publicly traded securities brokerage firm, following employment at Arthur Andersen as an auditor. He received a B.A. (Magna Cum Laude) in Business-Economics from the University of California at Los Angeles, and is a Certified Public Accountant in the State of California.

Elizabeth Greenwood (53)

- Year of Election or Appointment: 2007 as Secretary; 2008 as Chief Compliance Officer

- Chief Compliance Officer and Secretary of the Company and the Partnership. Ms. Greenwood also serves as General Counsel and Chief Compliance Officer of TCP. Prior to joining TCP in 2007, Ms. Greenwood served as General Counsel and Chief Compliance Officer at Strome Investment Management. Prior to that, Ms. Greenwood served as counsel at companies funded by Pacific Capital Group and Ridgestone. She began her legal career as an Associate with Stroock & Stroock & Lavan. Ms. Greenwood serves as Chair of the Legal Steering Committee of the Small Business Investor Alliance. Ms. Greenwood received a J.D. from Stanford Law School and a Bachelor of Business Administration (highest honors) from The University of Texas at Austin.

39

ITEM 2.          CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a Code of Ethics that applies to its Chief Executive Officer and Chief Financial Officer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.          AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of directors has determined that Leo R. Jalenak, Jr. and Gerald J. Lewis are each qualified to serve as an audit committee financial expert serving on its audit committee and that each is "independent" pursuant to the general instructions on Form N-CSR Item 3.

ITEM 4.          PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d) The principal accountant of the Registrant was Deloitte & Touche LLP (“Deloitte”) with respect to the fiscal years ended December 31, 2016 and December 31, 2015. Aggregate audit fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements for those fiscal years, and aggregate fees billed in each of the last two fiscal years by the principal accountant for audit-related fees, tax fees and all other fees were as follows:

Principal Accountant	Year	(a) Audit Fees	(b) Audit- Related Fees	(c) Tax Fees*	(d) All Other Fees
Deloitte	2016	$29,574	$0	$0	$0
Deloitte	2015	$29,666	$0	$0	$0

* The services comprising such fees included tax return preparation and related tax advice and planning.

(e)      (1)  Audit Committee’s pre-approval policies and procedures, pursuant to Item 4 of Form N-CSR:

The Audit Committee pre-approves all audit, review and attest engagements required under the securities laws and regulations provided by the Registrant's independent accountant. The Audit Committee also approves all non-audit services, including tax services, provided to the Registrant by its independent accountant and verifies, at the time of pre-approval, that such pre-approved non-audit services would not be prohibited services under securities regulations. The Audit Committee pre-approves all non-audit services provided by the Registrant’s independent accountant to the Registrant's investment adviser and to affiliates of the investment adviser that provide ongoing services to the Registrant, but only if the non-audit services have a direct impact on the operations or financial reporting of the Registrant.

(e)      (2)  Not applicable.

(f)       Not applicable.

(g)      The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were: $0 for fiscal year 2016 and $0 for fiscal year 2015.

(h)      The Registrant's independent accountant did not provide non-audit services to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. Accordingly, the audit committee of the board of directors has not considered whether any such services are compatible with maintaining the principal accountant's independence.

ITEM 5.           AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)       Not applicable.

(b)       Not applicable.

ITEM 6.           INVESTMENTS.

(a)       Schedule of Investments. Included in Annual Shareholder Report in Item 1.

(b)       Not applicable.

ITEM 7.           DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

TENNENBAUM CAPITAL PARTNERS, LLC
PROXY VOTING POLICY

This policy has been adopted by Tennenbaum Capital Partners, LLC to facilitate the voting of proxies relating to portfolio securities of clients with respect to which Tennenbaum Capital Partners, LLC or any of its affiliates that are subject to the Investment Advisers Act of 1940 (collectively “Tennenbaum”) provide investment advisory services. In connection with these investment advisory services, Tennenbaum exercises voting responsibilities for its clients through its corporate proxy voting process.

TCP Capital Corp., Special Value Continuation Partners, LP, Tennenbaum Opportunities Fund V, LLC, and Tennenbaum Opportunities Partners V, LP have delegated to Tennenbaum the authority to vote proxies relating to their respective portfolio securities in accordance with this policy.

This policy is intended by Tennenbaum (i) to constitute “written policies and procedures” as described in Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and (ii) to constitute proxy voting policies and procedures referred to in Item 18 of Form N-2 adopted under the Investment Company Act of 1940 (the “1940 Act”).

Definitions

“Client” means any person with whom Tennenbaum has a contract to perform discretionary investment management services and for whom Tennenbaum is authorized by the contract or required by applicable law to vote or consider voting securities held in the Client’s account.

“Compliance Officer” means the Chief Compliance Officer, Tennenbaum Capital Partners, LLC.

“Conflict of Interest” means, as to any Client, any conflict between a pecuniary interest of Tennenbaum or any of its affiliates (other than such Client, if deemed an affiliate) and the duties of Tennenbaum to the Client.

“Investment Committee” means the Investment Committee of Tennenbaum or such committee to which it shall have delegated the functions of the Investment Committee hereunder.

“Portfolio Manager” means, with respect to a Client, the particular Tennenbaum entity providing investment advisory services to such Client and the senior personnel responsible for such entity’s investment decisions.

“Proxy Voting Coordinator” means the individual appointed from time to time by Investment Committee to perform the proxy voting coordination functions described in this policy.

“Registered Fund” means any Client registered as an investment company under the 1940 Act or regulated as a business development company under the 1940 Act.

“Social Issues” means any issue presented for a vote of holders of any security which is held in an account on behalf of a Client which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objective of this policy and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the relevant security.

“Tennenbaum” means Tennenbaum Capital Partners, LLC and each of its affiliates that is subject to registration under the Advisers Act or is otherwise subject to the rules and regulations thereunder generally, including, specifically, Rule 206(4)-6.

“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

Objectives

This policy defines procedures for voting securities held on behalf of each Client in respect of which Tennenbaum has the discretionary authority to vote, to ensure that such securities are voted for the benefit of and in the best interest of the Client. The primary objective of voting a security in each case under this policy is to seek to enhance the value of the investment which the security represents or to reduce the potential for a decline in the value of the investment which the security represents. In appropriate cases a related objective will be to obtain or maintain influence or control over management of a company.

This policy does not prescribe specific voting requirements. Instead, this policy provides procedures for (i) assembling voting information and applying the informed expertise and judgment of Tennenbaum’s personnel on a timely basis in pursuit of the above stated voting objectives and (ii) addressing conflicts of interest.

A further element of this policy is that while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to this policy’s voting objectives, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, Tennenbaum may abstain from voting or decline a vote in those cases where, in Tennenbaum’s judgment (i) there is no relationship between the issue and the enhancement or preservation of an investment’s value or (ii) the achievement of the Client’s investment objectives are not reasonably likely to be a function of the outcome of decisions or issues presented by the vote.

Resolutions of Conflicts of Interest

It is unlikely that conflicts of interest will arise in the context of Tennenbaum’s proxy voting, because Tennenbaum does not engage in investment banking, the advising of public companies or, except in cases where it exercises control, the managing of public companies.

In addition, insofar as Tennenbaum refers discretionary votes to its portfolio managers, portfolio managers are required to disclose any personal or business relationship that they or their immediate family members may have with an issuer soliciting proxies from Tennenbaum’s Clients. If a portfolio manager conflict is identified with respect to a given proxy vote, the Investment Committee will remove such vote from the conflicted portfolio manager and will instead consider and cast the vote, refer the vote to an independent third party or abstain from voting.

In the event a privately-placed security as to which Tennenbaum or its affiliated adviser entities negotiated more than price related terms is held by a Registered Fund and is the subject of a proxy solicitation or other voting or consent solicitation, and any unregistered fund or separate account managed by Tennenbaum or its affiliated adviser entities also owns securities of the same class as the security held by the Registered Fund that is the subject of the proxy, vote or consent, then Tennenbaum will vote such security in the same manner, at the same time and in amounts proportionate to each such entity’s or account’s investment in such security; provided that if Tennenbaum or its affiliated adviser entities believes that the foregoing policy is not in the best interests of a particular Client in a particular situation, Tennenbaum or its affiliated adviser entities shall be permitted to deviate from the foregoing policy only if it has (i) submitted a proposal to the boards of directors of each applicable Registered Fund explaining the basis for such deviation and (ii) received the approval of a majority of those directors of the Registered Fund who (a) during the previous two years have had no material business or professional relationship with any of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities (other than as a director of the Registered Fund) and (b) have no direct or indirect financial interest in the proxy solicitation, vote or consent other than through an investment in one or more of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities.

In the event that a potential material conflict of interest does arise and is not addressed by the foregoing procedures, the primary means by which Tennenbaum avoids a material conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its Clients and in the interests of maximizing the value of their portfolio holdings.

Proxy Voting Coordinator

The Investment Committee shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this policy:

(i)	Collecting and assembling proxy statement and other communication pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(ii)	Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by Tennenbaum and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

(iii)	Providing to appropriate portfolio managers any specific voting instructions from Clients that are entitled to provide such instructions under the applicable investment advisory agreement;

(iv)	Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by Tennenbaum);

(v)	Accumulating Voting Results as set forth below in this policy and transmitting that information to the Compliance Officer in a timely manner; and

(vi)	Participating in the annual review of the policy function as set forth in this policy.

THE PROXY VOTING COORDINATOR MAY, WITH THE INVESTMENT COMMITTEE’S APPROVAL, DELEGATE ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS TO ONE OR MORE OTHER INDIVIDUALS EMPLOYED BY TENNENBAUM. ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS MAY BE PERFORMED BY SERVICE PROVIDERS ENGAGED BY TENNENBAUM.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. Tennenbaum may engage service provides and other third parties to assemble this information, digest, abstract the information where necessary or desirable, and deliver it to the individuals assigned by Tennenbaum to evaluate proxy voting issues.

Portfolio Managers

The Portfolio Manager responsible for a particular Client is responsible for the timely voting (or determining not to vote in the appropriate cases) of proxies relating to the securities held on behalf of such Client in accordance with this policy. The Portfolio Manager may, to the extent not prohibited by agreement(s) setting forth its contractual obligations to such Client, and consistent with its fiduciary duties, delegate voting responsibilities to one or more other Portfolio Managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis provided by service providers (including proxy voting services) engaged by Tennenbaum.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for reporting the following information respecting the voting of each proxy to the Compliance Officer, as to each matter relating to a portfolio security held for a Client, considered at a shareholder meeting, and with respect to which the Client was entitled to vote:

(i)	The name of the issuer of the portfolio security;

(ii)	The exchange ticker symbol of the portfolio security;

(iii)	The CUSIP number for the portfolio security;

(iv)	The shareholder meeting date;

(v)	A brief identification of the matter voted on;

(vi)	Whether a vote was cast on the matter;

(vii)	How the vote was cast on the matter (e.g., for or against the proposal, or abstain, etc.);

(viii)	Whether a vote was cast for or against management.

The foregoing information must be delivered to the Compliance Officer no later than July 31, for each 12 month period ending on the preceding June 30 commencing July 31, 2004 with respect to the period ending June 30, 2004. Tennenbaum may use third party service providers to record, accumulate and deliver the foregoing information to the Compliance Officer. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more other individuals employed by Tennenbaum.

Communicating Votes

The Proxy Voting Coordinator shall communicate decisions on proxy votes to the custodian or to other persons who transmit or record votes on portfolio securities held by or for each Client in a timely manner. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more individuals employed by Tennenbaum. Tennenbaum may engage one or more service providers to facilitate timely communication of proxy votes. Tennenbaum is not responsible for voting proxies that are not forwarded on a timely basis. Tennenbaum does not control the setting of record dates, shareholder meeting dates or the timing of distribution of proxy materials and ballots relating to shareholder votes as a general matter.

Record of Voting Delegation

The Compliance Officer shall maintain a list of all Clients with a specification as to each Client whether or not Tennenbaum is authorized to vote proxies respecting the Client’s portfolio securities.

Annual Review of Policy Function

The Compliance Officer shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

(i)	Review samples of the record of voting delegation maintained by the Compliance Officer against Voting Results to determine if Tennenbaum is exercising its authority to vote proxies on portfolio securities held on behalf of the selected Clients;

(ii)	Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the relevant period;

(iii)	Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this policy; and

(iv)	Prepare a written report to the Investment Committee respecting the foregoing items and, if requested to do so by the Investment Committee, prepare a written report to the board of any Registered Fund.

Disclosure and Comments on Voting

Tennenbaum will provide a copy of these policies and procedures to Clients upon request. Clients may also obtain information on how portfolio securities held on their behalf were voted by written request and addressed to Tennenbaum, Proxy Voting Coordinator. It is the policy of Tennenbaum not to comment on specific proxy votes with respect to securities held for a Client in response to inquiries from persons who are not specifically or authorized representative of such Client. The Investment Committee may authorize comments in specific cases, in its discretion.

Joining Insurgent or Voting Committees

It is the policy of Tennenbaum, for itself and its Clients, not to join any insurgent or voting committee or similar group unless doing so is consistent with the Client’s investment objective. The Investment Committee may, in other circumstances, approve participation in any such committee or group in its discretion, and shall advise the authorized representative of the Client of any such action.

Social Issues

It is the presumption of this policy that proxies shall not be voted on Social Issues, unless the advisory agreement with the Client provides otherwise. The Investment Committee may approve voting of any security held on behalf of a Client on any Social Issue.

Recordkeeping

The Compliance Officer shall maintain the following records:

(i)	Copies of this policy as from time to time revised or supplemented;

(ii)	A copy of each proxy statement that Tennenbaum receives regarding Client securities;

(iii)	Voting Results for each Client;

(iv)	A copy of any document created by Tennenbaum that was material to making a decision on how to vote proxies on behalf of a Client;

(v)	A copy of each written Client’s request for information on how Tennenbaum voted proxies on behalf of the Client and Tennenbaum’s response thereto;

(vi)	Communications to Client respecting Conflicts of Interest; and

(vii)	All written reports arising from annual reviews of policy function.

The Compliance Officer shall maintain and preserve in his office the foregoing records for a period of not less than five years from the end of Tennenbaum’ fiscal year during which the last entry was made on the record the first two years in an appropriate office of Tennenbaum. The Compliance Officer may use the Securities and Exchange Commission’s EDGAR database for the items referred to in item (ii) above, and the Investment Committee may authorize the Compliance Officer to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with applicable governmental regulations and (2) each service provider provides a written undertaking to furnish the records to Tennenbaum promptly upon request.

Adopted by SVCP July 18, 2006

Adopted by TOF V September 29, 2006

Adopted by TOP V December 22, 2006

ITEM 8.          PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)      (1)  As of the date of the filing of this report, the four persons with the most significant responsibility for the day-to-day management of the Registrant’s portfolio are Mark K. Holdsworth, Michael E. Leitner, Howard M. Levkowitz, and Rajneesh Vig (together, the “Portfolio Managers”). The titles, business experience, and length of service of Messrs. Holdsworth, Leitner, Levkowitz, and Vig (together, the “TCP Portfolio Managers”) are included in the “Directors and Officers” section of the Annual Shareholder Report in Item 1.

(a)       (2)  The information below lists the number of other accounts for which each Portfolio Manager was primarily responsible for the day-to-day management as of the fiscal year ended December 31, 2016:

Name of Portfolio Manager	Type of Account	Total No. of Other Accounts Managed	Total Other Assets (in millions)
Mark K. Holdsworth	Registered Investment Companies:	1	$ 516.9

	Other Pooled Investment Vehicles:	3	$ 587.5

	Business Development Companies:	2	$ 1,387.6

Michael E. Leitner	Registered Investment Companies:	1	$ 516.9

	Other Pooled Investment Vehicles:	21	$ 2,930.6

	Business Development Companies:	2	$ 1,387.6

Howard M. Levkowitz	Registered Investment Companies:	1	$ 516.9

	Other Pooled Investment Vehicles:	21	$ 2,930.6

	Business Development Companies:	2	$ 1,387.6

Rajneesh Vig	Registered Investment Companies:	1	$ 516.9

	Other Pooled Investment Vehicles:	21	$ 2,930.6

	Business Development Companies:	2	$ 1,387.6

The advisory compensation of each of these accounts, with the exception of three of the other pooled investment vehicles, is based in part on the performance of the account during periods where such account meets minimum performance requirements.

Material conflicts of interest that may arise in connection with the Portfolio Managers’ management of the Registrant’s investments, on the one hand, and the investments of the Other TCP Accounts, on the other, include the following:

The Other TCP Accounts may invest in assets eligible for purchase by the Registrant. The investment policies, fee arrangements and other circumstances of the Registrant may vary from those of the Other TCP Accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the Registrant and the Other TCP Accounts. In general, and except with respect to any of the Other TCP Accounts that are being wound down or are feeder funds of one of the Other TCP Accounts, the Investment Manager and its affiliates will allocate investment opportunities pro rata among the Registrant and the Other TCP Accounts (assuming the investment satisfies the objectives of each) based on the amount of funds each then has available for such investment and under management by the Investment Manager and its affiliates. Investment opportunities in privately placed securities are subject to allocation procedures adopted by the Board of Directors and the terms of the co-investment exemptive order obtained for the Registrant. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, the Investment Manager may determine that it is appropriate for the Registrant to retain an asset at the same time that one or more of the Other Accounts sells it. The Investment Manager and its affiliates intend to allocate investment opportunities to the Registrant and the Other TCP Accounts in a manner that they believe in their judgment and based upon their fiduciary duties to be appropriate given the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of the Registrant and the Other TCP Accounts. All of the foregoing procedures could in certain circumstances affect adversely the price paid or received by the Registrant or the availability or size of a particular investment purchased or sold by the Registrant.

(a)    (3)  Each of the TCP Portfolio Managers receives a fixed salary from the Investment Manager. Additionally, each of the TCP Portfolio Managers receives fixed periodic distributions from the Investment Manager. Further, each of the TCP Portfolio Managers receives periodic pro rata distributions of any profits of the Investment Manager based on his equity interest therein. Such distributions include any performance fees paid to the Investment Manager by the other pooled investment vehicles. Performance allocations from certain of the other accounts may be paid to the general partner or the managing member of each such vehicle. Each of the TCP Portfolio Managers receives periodic pro rata distributions of any profits of such general partner or managing member based on his equity interests therein. Except as otherwise agreed, each of the TCP Portfolio Managers is also eligible for a discretionary bonus paid by the Investment Manager based on an assessment by the Investment Manager of the TCP Portfolio Manager’s relative contribution to the Investment Manager’s overall activities.

(a)    (4)  The dollar range of equity securities in the Registrant beneficially owned by each of the Portfolio Managers at December 31, 2016 is as follows:

Mark K. Holdsworth	Over $1,000,000
Michael E. Leitner	$100,001-$500,000
Howard M. Levkowitz	Over $1,000,000
Rajneesh Vig	$100,001-$500,000

(b)      Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.         CONTROLS AND PROCEDURES.

(a)    The Registrant's Chief Executive Officer and Chief Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely manner.

(b)      None.

ITEM 12.         EXHIBITS.

(a)      (1)  Code of Ethics referred to in Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)      (2)  Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)      Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tennenbaum Opportunities Fund V, LLC

By:	/s/ Mark K. Holdsworth
Name:	Mark K. Holdsworth
Title:	Chief Executive Officer
Date:	March 13, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Mark K. Holdsworth
Name:	Mark K. Holdsworth
Title:	Chief Executive Officer
Date:	March 13, 2017

By:	/s/ Paul L. Davis
Name:	Paul L. Davis
Title:	Chief Financial Officer
Date:	March 13, 2017